Investor Presentation

June 2025



Astrana Health

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include any statements about the Company's business, financial condition, operating results, plans, objectives, expectations and intentions, expansion plans, estimates of our total addressable market, our ability to successfully complete and realize the benefits of anticipated acquisitions, including statements regarding the pending acquisition of certain businesses and assets of Prospect Medical Holdings, Inc., which may not be completed in a timely manner, or at all, the potential impact of the Chapter 11 filing by Prospect Medical Holdings, Inc. on the transaction, the debt financing for the transaction and the Company's ability to decrease its net leverage in the future, integration of acquired companies and any projections of earnings, revenue, EBITDA, Adjusted EBITDA or other financial items, such as the Company's projected capitation and future liquidity, and may be identified by the use of forward-looking terms such as "anticipate," "could," "can," "may," "might," "potential," "predict," "should," "estimate," "expect," "project," "believe," "plan," "envision," "intend," "continue," "target," "seek," "will," "would," and the negative of such terms, other variations on such terms or other similar or comparable words, phrases or terminology. Forward-looking statements reflect current views with respect to future events and financial performance and therefore cannot be guaranteed. Such statements are based on the current expectations and certain assumptions of the Company's management, and some or all of such expectations and assumptions may not materialize or may vary significantly from actual results. Actual results may also vary materially from forward-looking statements due to risks, uncertainties and other factors, known and unknown, including the risk factors described from time to time in the Company's reports to the U.S. Securities and Exchange Commission (the "SEC"), including without limitation the risk factors discussed in the Company's last Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q.

Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date of this presentation and, unless legally required, the Company does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise.

This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. The Company makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of such information.

Use of Non-GAAP Financial Measures

This presentation contains the non-GAAP financial measures EBITDA and Adjusted EBITDA, of which the most directly comparable financial measure presented in accordance with U.S. generally accepted accounting principles ("GAAP") is net income. These measures are not in accordance with, or alternatives to, GAAP, and may be calculated differently from similar non-GAAP financial measures used by other companies. The Company uses Adjusted EBITDA as a supplemental performance measure of our operations, for financial and operational decision-making, and as a supplemental means of evaluating period-to-period comparisons on a consistent basis. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation, and amortization, excluding income or loss from equity method investments, non-recurring and non-cash transactions, stock-based compensation, and APC excluded assets costs. Beginning in the third quarter ended September 30, 2022, the Company has revised the calculation for Adjusted EBITDA to exclude provider bonus payments and losses from recently acquired IPAs, which it believes to be more reflective of its business.

The Company believes the presentation of these non-GAAP financial measures provides investors with relevant and useful information, as it allows investors to evaluate the operating performance of the business activities without having to account for differences recognized because of non-core or non-recurring financial information. When GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of the Company's ongoing operating performance. In addition, these non-GAAP financial measures are among those indicators the Company uses as a basis for evaluating operational performance, allocating resources, and planning and forecasting future periods. Non-GAAP financial measures are not intended to be considered in isolation, or as a substitute for, GAAP financial measures. Other companies may calculate both EBITDA and Adjusted EBITDA differently, limiting the usefulness of these measures for comparative purposes. To the extent this Presentation contains historical or future non-GAAP financial measures, the Company has provided corresponding GAAP financial measures for comparative purposes, except as otherwise noted below. The reconciliation between certain GAAP and non-GAAP measures is provided in the Appendix.

The Company has not provided a quantitative reconciliation of applicable non-GAAP measures, such as the projected adjusted EBITDA in 2025 and for future years, to the most comparable GAAP measure, such as net income, on a forward-looking basis within this presentation because the Company is unable, without unreasonable efforts, to provide reconciling information with respect to certain line items that cannot be calculated. These items, which could materially affect the computation of forward-looking GAAP net income, are inherently uncertain and depend on various factors, some of which are outside of the Company's control.

The status quo for healthcare in the United States is broken

Insufficient
& costly access to quality care

Poor
provider and patient satisfaction

Limited
technology & coordinated care



IT
Credentials
PR
Quality
Coding
Claims
Billing
Clearinghouse
Providers
Data Aggregation
Contracting
Reporting
Clinics
Hospitals
Labs
Diagnostics
Referrals
Authorization
Patients
Anthem BlueCross
aetna
Cigna
Humana
CENTENE Corporation
United Healthcare
Medicare
Medicaid
Many More Payers

Astrana transforms the status quo into accessible, high-quality, coordinated care delivery networks

Payer Partners


aetna
cigna
Humana
MOLINA HEALTHCARE
Elevance Health
CENTENE Corporation
United Healthcare
+ ~20 Other payers
Astrana Health
Care Enablement
Care Partners
Care Delivery

Example Network: Astrana in San Gabriel Valley[1]

Through our business segments, we build critical density in markets to ensure access to quality care


134
PASADENA
SAN MARINO
SOUTH PASADENA
ALHAMBRA
MONTEREY PARK
SOUTH SAN GABRIEL
60
60
60
Primary care
Specialists
Hospitals
Care Delivery
Risk-bearing organization (Care Partners)

1. Providers shown are in Astrana Care Partners network and/or Care Delivery

We build critical density in the markets we serve, to deliver quality, coordinated care

From one market to...

Example Market: Astrana in San Gabriel Valley[1]



PASADENA
SAN MARINO
SOUTH PASADENA
ALHAMBRA
MONTEREY PARK
SOUTH SAN GABRIEL
134
10
710
60
Primary care
Specialists
Hospitals
Employed
Risk-bearing organization

... Now serving 13 markets across the US



	2019	2020	2021	2022	2023	2024	1Q 2025
# of Markets	3	3	4	6	6	11	13

1. Providers shown are affiliate and/or employed providers

Note: Colored states represent those with more than 5,000 members

Our strategy has driven meaningful membership growth, superior patient outcomes, and a uniquely profitable business model

Astrana Health is a healthcare platform that organizes and empowers providers to drive **accessible, high-quality, and high-value care for all patients** through a provider-centric, technology-driven approach.

1.1 M
Members in value based care

12,000+
Astrana Health providers

20+
Payer partners

$2.03B
2024 Revenue

$170.4M
2024 EBITDA

The Astrana playbook is focused on the execution of our 4 pillars strategy

Membership Growth: Sustainably growing membership to bring better care to more Americans

Revenue Per Member Growth: Increasing alignment with patient outcomes through responsible risk progression in value-based arrangements

Outcomes and Cost: Achieving superior patient outcomes and care quality while managing cost

Operating Leverage: Driving operating excellence across our business through our Care Enablement suite

The Astrana playbook is focused on the execution of our 4 pillars strategy

Membership Growth: Sustainably growing membership to bring better care to more Americans

Revenue Per Member Growth: Increasing alignment with patient outcomes through responsible risk progression in value-based arrangements

Outcomes and Cost: Achieving superior patient outcomes and care quality while managing cost

Operating Leverage: Driving operating excellence across our business through our Care Enablement suite

We've demonstrated our ability to provide better care at lower cost in our core market, California

California


1992
14.4M
Population Reach
2019
20.6M
Population Reach
2021-2022
26.7M
Population Reach
2023
2024
~$380B
CA TAM Opportunity

Launched in Southern CA

Los Angeles 9.7M pop.[1]

MCR Improvement: ~(1,350) bps[2]

Built density in Southern CA

San Bernardino 2.2M pop.[1]

Riverside 2.5M pop.[1]

MCR Improvement: ~(750) bps[2]

Expanded into Northern CA

Bay Area 6.2M pop.[1]

MCR Improvement: ~(950) bps[3]

Expanded into Central CA

Central Valley 6.1M pop.[1]

Deepened CA Alignment

- Community Family Care Health Plan and RKK License acquisition
- Prime Community Care of Central Valley and BASS Medical Group join Care Partners
- Anthem Blue Cross partnership
- 6 additional Care Delivery sites
- ~2.6k additional Care Partners providers[4]

Source: U.S. Census Bureau, population data as of 2022; CMS
1. County population data as of 2022
2. Reflects the MCR improvement from 2019 to 2023
3. Reflects MCR improvement from 2021 to 2023
4. Represents Care Partners providers added between December 2023 and December 2024

We continue to deploy the Astrana playbook in new markets

Building a differentiated experience for patients and providers

Build and grow a differentiated provider network



Bend the cost curve

Via proactive, coordinated care management and generate savings in prudent value-based arrangements

Generate opex efficiencies

Leveraging Astrana's Care Enablement platform

Invest in patient programs, preventive care, and care management

2 – 3 Years to Profitability

Entered in Q4 2022



- ✦ 700+ providers within Care Partners
- ✦ 35% growth YoY in Care Delivery visits
- ✦ AstranaCare clinics and Astrana risk-bearing entities reached run-rate breakeven in Q1

Entered in Q3 2023



- ✦ 3,400+ providers within Care Partners serving over 17,600 Medicare Advantage lives
- ✦ On track to reach profitability in 2025

Astrana has the ability to integrate significant inorganic growth profitably through our scalable clinical and technology infrastructure

Community Family Care (CFC) Case Study - De-risked integration playbook leveraging scalable infrastructure

CFC Revenue *($ in millions)*


~29% CAGR
$101
$119
$155
$334
2019
2020
2023
2024

CFC Adj. EBITDA *($ in millions)*


~28% CAGR
$7
$13
$24
$35
2019
2020
2023
2024

Pre-Astrana | Astrana MSO client | Post-acquisition[1]

Source: CFC audited financial statements; Astrana financials

1. Post-acquisition period only begins in full after Q1 2024

2. Inclusive of synergies

Highly complementary inorganic growth through our acquisition of Prospect

Pro forma geographic footprint



Complementary markets in Southern California:

Astrana | Prospect | Astrana and Prospect

Pro forma 2024 revenue mix by payer[1]


Commercial
11%
Medicaid
28%
Medicare
61%

Astrana Health

- **32 years** Operating history
- **1.1M** Members in value-based care arrangements
- **$2.03B** 2024 Revenue
- **$170.4M** 2024 Adj. EBITDA

PROSPECT HEALTH

- **37 years** Operating history
- **610k** Members in value-based care arrangements
- **$1.2B** 2024 Revenue[2]
- **$81M** 2024 Adj. EBITDA[2]

Note: Assumes the closing of the proposed acquisition of Prospect Health; Prospect financial and operating stats shown on page are approximations
Note: Colored states represent those with more than 5,000 members
1. Based on Astrana and Prospect FY '24 Revenue by payer
2. Management's estimate for the twelve months ending December 31, 2024

The Astrana playbook is focused on the execution of our 4 pillars strategy

Membership Growth: Sustainably growing membership to bring better care to more Americans

Revenue Per Member Growth: Increasing alignment with patient outcomes through responsible risk progression in value-based arrangements

Outcomes and Cost: Achieving superior patient outcomes and care quality while managing cost

Operating Leverage: Driving operating excellence across our business through our Care Enablement suite

Prudently transitioning to full-risk contracts to better align incentives around patient outcomes and improve unit economics

Our partial-risk membership presents an **embedded opportunity** for increased platform value and risk alignment.


Members by Risk Arrangement[1]
96%
4%
2022
83%
17%
2023
67%
33%
2024
62%
38%
2025 Q1
Revenue by Risk Arrangement[2]
25%
75%
2025 Q1
Full-risk
Partial-risk

1. Members by risk arrangement represent Care Partners membership only as of April 1, 2025
2. Revenue by risk arrangement represents capitation revenue only

The Astrana playbook is focused on the execution of our 4 pillars strategy

Membership Growth: Sustainably growing membership to bring better care to more Americans

Revenue Per Member Growth: Increasing alignment with patient outcomes through responsible risk progression in value-based arrangements

Outcomes and Cost: Achieving superior patient outcomes and care quality while managing cost

Operating Leverage: Driving operating excellence across our business through our Care Enablement suite

Astrana's model makes care more accessible for patients and improves outcomes

Astrana's payer agnostic, full-risk model allows us to form a longitudinal relationship with patients and to invest in preventative care, leading to improved outcomes

53%
Fewer hospital admissions[1]

70%
Of prior-auth are auto-approved

14%
Shorter length of hospital stay[2]

91
Patient satisfaction score[3]

1. Astrana Health figures based on 2024 utilization rates compared to CMS benchmark
2. Astrana Health figures based Jan-Jun 2024 internal data from Care Partners Medicare patients and compared against CMS Medicare Advantage benchmark
3. Based on 2024 Astrana Health administered CAHPS survey

The Astrana playbook is focused on the execution of our 4 pillars strategy

Membership Growth: Sustainably growing membership to bring better care to more Americans

Revenue Per Member Growth: Increasing alignment with patient outcomes through responsible risk progression in value-based arrangements

Outcomes and Cost: Achieving superior patient outcomes and care quality while managing cost

Operating Leverage: Driving operating excellence across our business through our Care Enablement suite

Our purpose–built, intelligent, value–based care platform drives scalable and repeatable results across our business


Provider Portal
Annual Visit

Provider Empowerment and Engagement

- All-in-one point-of-care tool for both providers and practice
- All quality, risk, care plans, prior auths, claims across all payers and lines of business in one platform



Care Management & Patient Outcomes

- Intelligent patient population risk stratification
- Focused and purposeful member Care Management Plans to ensure evidence-based solutions and responses


Specialty Group
Los Angeles
San Bernardino
San Francisco
Las Vegas
Houston
IM/FM/GP
RADIOLOGY
LABORATORY
EMERGENCY MEDICINE
OBSTETRICS & GYNECOLOGY
CARDIOLOGY
ORTHOPEDIC SURGERY
MULTI SPECIALTY
URGENT CARE
PHYSICAL THERAPY
GASTROENTEROLOGY
HOSPITAL
DMEPOS
HEMATOLOGY/ONCOLOGY
PEDIATRICS
HOSPITALIST
FAMILY PLANNING
GENERAL SURGERY
NEUROLOGY
ANESTHESIOLOGY

Population Health & Analytics

- Composable "Command Center" dashboard highlights trends and opportunities to improve access and quality
- Care access analytics highlights provider network opportunities


AYCE
Productivity Report
Dashboard

Operating Leverage

- ~70% prior auths are auto-approved, driving faster access to care for patients
- >70% of claims are auto-adjudicated, decreasing admin burden and ensuring providers are paid on time

Execution of our strategy drives consistent, profitable growth

Profitable growth

Revenue *($m)*


~29% CAGR
$561
$687
$774
$1,144
$1,387
$2,035
$2,500 -
$2,700
2019
2020
2021
2022
2023
2024
2025E

Adj. EBITDA *($m)*


~22% CAGR
$54.2
$102.8
$133.5
$140.0
$146.6
$170.4
$170-
$190
2019
2020[2]
2021[2]
2022[2]
2023[2]
2024
2025E[3]

Clear visibility into continued 25% growth over the medium term

Note: For more information, see "Reconciliation of Net Income to EBITDA and Adjusted EBITDA", "Guidance Reconciliation of NetIncome to EBITDA and Adjusted EBITDA", and "Use of Non-GAAP Financial Measures" slides for more information

1. 2020-2021 Adj. EBITDA benefitted from tailwinds of lower utilization during the COVID-19 pandemic. Return to pre-pandemic utilization in 2022 and 2023

Despite industry challenges, Astrana is poised to succeed

Challenge	Industry Headwind	Astrana's Advantage
Risk Adjustment	Scrutiny on inflated RAF scores	Responsible risk adjustment with approximately 1.02 RAF
Utilization	Higher utilization across the sector	Well-managed, mid-single digit trend, in-line with expectations
Value-Based Care	Struggles managing profitability in full-risk; exiting risk contracts	Successfully executing transition to full risk profitably

Appendix

Reconciliation of Net Income to EBITDA & Adjusted EBITDA

$ in thousands	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023	Twelve Months Ended December 31, 2024	Twelve Months Ended December 31, 2023
Net Income	$ (7,777)	$ (94)	$ 49,932	$ 57,849
Interest Expense	8,069	5,422	33,097	16,102
Interest income	(3,221)	(4,591)	(14,508)	(14,208)
Provision for income taxes	5,882	1,018	30,886	31,989
Depreciation and amortization	8,126	4,902	27,927	17,748
EBITDA	11,079	6,657	127,334	109,480
Income from equity method investments	(1,564)	(1,989)	(4,451)	(5,149)
Other, net	10,288[4]	4,721[5]	12,951[2]	6,228[3]
Stock-based compensation	15,235	8,676	34,536	22,040
APC excluded assets costs	-	10,949	-	13,988
Adjusted EBITDA	$ 35,038	$ 29,014	$ 170,370	$ 146,587
Adjusted EBITDA margin[1]	5%	8%	8%	11%

1.The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue. 2.Other, net for the year ended December 31, 2024 relates to transaction costs incurred for our investments and tax restructuring fees, anticipated recoveries from one time losses relating to third party payer payments associated with the Collaborative Health Systems, LLC ("CHS") transaction, financial guarantee via a letter of credit that we provided almost three years ago in support of two local provider-led ACOs, reimbursement from a related party of the Company for taxes associated with the December 2023 Excluded Assets Spin-off, non-cash gain on debt extinguishment related to one of our promissory note payables, non-cash realized loss from sale of one of our marketable equity securities, non-cash changes related to change in the fair value of our call option, change in the fair value of our financing obligation to purchase the remaining equity interests in one of our investments, changes in the fair value of our contingent liabilities, and changes in the fair value of the Company's Collar Agreement. 3. Other, net for the year ended December 31, 2023 consists of nonrecurring transaction costs and tax restructuring fees incurred, non-cash gains and losses related to the changes in the fair value of our financing obligationto purchase the remaining equity interests, contingent liabilities, and the Company's Collar Agreement relating to interest on the Revolver Loan, and excise tax related to a nonrecurring buyback of the Company's stock from APC. 4.Other, net for the three months ended December 31, 2024 relates to transaction costs incurred for our investments, to anticipated recoveries from one time losses relating to third party payer payments associated with the CHS transaction, and non-cash change in the fair value of our call option. 5.Other, net for the three months and year ended December 31, 2023 consists of nonrecurring transaction costs and tax restructuring fees incurred, non-cash gains and losses related to the changes in the fair value of our financing obligation to purchase the remaining equity interests, contingent liabilities, and the Company's Collar Agreement, and excise tax related to a nonrecurring buyback of the Company's stock from APC.

Reconciliation of Net Income to EBITDA & Adjusted EBITDA (continued)

For the twelve months ended $ in millions	2024	2023	2022	Year Ended 2021	2020	2019
Net Income	$ 49.9	$ 57.8	$ 45.7	$ 46.1	$ 122.1	$ 15.8
Interest expense	33.1	16.1	7.9	5.4	9.5	4.7
Interest income	(14.5)	(14.2)	(2.0)	(1.6)	(2.8)	(2.0)
Provision for income taxes	30.9	32.0	40.9	31.7	56.3	10.0
Depreciation and amortization	27.9	17.7	17.5	17.5	18.4	18.3
EBITDA[1]	127.3	109.5	110.1	99.1	203.5	46.8
Goodwill impairment	-	-	-	-	-	2.0
Income (loss) from equity method investments	(4.5)	(5.1)	(5.7)[6]	5.3[6]	(0.3)[6]	2.9
Gain on sale of equity method investment	-	-	-	(2.2)	-	-
Other, net	13.0[7]	6.2[2]	3.3[3]	(1.7)[4]	(0.5)[4]	-
Stock-based compensation	34.5	22.0	16.1	6.7	3.4	0.9
APC excluded assets costs	-	14.0	16.2[6]	26.4[6]	(103.3)[6]	1.5
Adjusted EBITDA[1]	$ 170.4	$ 146.6	$ 140.0	$ 133.5	$ 102.8	$ 54.2
Net Revenue	$ 2,034.5	$ 1,386.7	$ 1,144.2	$ 773.9	$ 687.2	$ 560.6
Adjusted EBITDA Margin[5]	8%	11%	12%	17%	15%	10%

1. See "Use of Non-GAAP Financial Measures" slide for more information; 2. Other, net for the year ended December 31, 2023 consists of nonrecurring transaction costs and tax restructuring fees incurred, non-cash gains and losses related to the changes in the fair value of our financing obligation to purchase the remaining equity interests, contingent liabilities, and the Company's Collar Agreement, and excise tax related to a nonrecurring buyback of the Company's stock from APC.; 3. Other, net for the year ended December 31, 2022 consists of one-time transaction costs incurred and non-cash gains and losses related to the changes in the fair value of our financing obligation to purchase the remaining equity interests and contingent considerations; 4. Other, net for the years ended December 31, 2021 and 2020 relate to COVID-19 relief payments recognized in 2021 and 2020; 5. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue; 6. Certain APC minority interests where APC owns the asset but not the right to the dividends is reclassified from APC excluded asset costs to income from equity method investments; 7. Other, net for the year ended December 31, 2024 relates to transaction costs incurred for our investments and tax restructuring fees, anticipated recoveries from one time losses relating to third party payer payments associated with the Collaborative Health Systems, LLC ("CHS") transaction, financial guarantee via a letter of credit that we provided almost three years ago in support of two local provider-led ACOs, reimbursement from a related party of the Company for taxes associated with the December 2023 Excluded Assets Spin-off, non-cash gain on debt extinguishment related to one of our promissory note payables, non-cash realized loss from sale of one of our marketable equity securities, non-cash changes related to change in the fair value of our call option, change in the fair value of our financing obligation to purchase the remaining equity interests in one of our investments, changes in the fair value of our contingent liabilities, and changes in the fair value of the Company's Collar Agreement

Guidance Reconciliation of Net Income to EBITDA & Adjusted EBITDA

(in thousands, $)	2025 Guidance Range	
	Low	High
Net Income	62,500	73,500
Interest expense	16,000	19,000
Provision for income taxes	34,000	40,000
Depreciation and amortization	32,500	32,500
EBITDA	145,000	165,000
Loss (income) from equity method investments	(5,500)	(5,500)
Other, net	9,500	9,500
Stock-based compensation	21,000	21,000
Adj. EBITDA	170,000	190,000

Note: See "Use of Non-GAAP Financial Measures" slide for more information.



Investor Relations
investors@astranahealth.com
Astrana Health